Other Long-term Assets	12 Months Ended
Dec. 31, 2016
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Other Long-term Assets
5.	Other Long-term Assets:

At December 31, 2016, other long-term assets consisted of approximately $142,000 of prepaid directors and officers insurance associated with a six-year tail policy purchased during 2016. Other long-term assets at December 31, 2015 consisted of a $250,000 deposit with the Company’s independent contract research organization. The deposit is fully refundable at the conclusion of the clinical trial which targets basal cell carcinoma in patients with Basal Cell Carcinoma Nevus Syndrome. The deposit was reclassified to short-term at December 31, 2016 in anticipation of the completion of the trial and return of the deposit during 2017.